UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2023

Power Solutions International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35944	33-0963637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of Principal Executive Offices, and Zip Code)

(630) 350-9400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 8, 2023, Power Solutions International, Inc. (the “Company”) and HD Hyundai Infracore Co., Ltd. f/k/a Hyundai Doosan Infracore Co., Ltd. (“Doosan”) entered into Addendum #12 (the “Addendum”) to the Supply Agreement, dated as of December 11, 2007 (the “Supply Agreement”), by and between Doosan and the Company, as amended from time to time.

The Addendum establishes the purchase price of Doosan products for the remainder of 2023 and allows the parties to negotiate the pricing for 2024 and future years. The Addendum also establishes a daily accrued late charge for late payment. Additionally, the Addendum modifies the term of the Supply Agreement from December 31, 2023 to December 31, 2026, after which the Addendum will automatically renew for additional one-year terms unless written notice of termination is provided by either party at least twelve (12) months prior to the scheduled expiration. The terms of the Addendum, the Supply Agreement and Addendum #11 govern the rights and obligations of the parties.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Addendum, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

For further information regarding Addendum #11, see a copy of Addendum #11 filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 7, 2022, filed with the Commission on July 25, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Addendum # 12, dated as of June 8, 2023 to Supply Agreement, dated as of December 11, 2007, by and between Power Solutions International, Inc. and Doosan Infracore Co., Ltd., as amended.†

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Confidential treatment has been requested with respect to certain portions of this exhibit.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Power Solutions International, Inc.

Dated: June 9, 2023	By:	/s/ Junhua Gu
	Name:	Junhua Gu
	Title:	Interim General Counsel